Exhibit 4.2

EXECUTION

ABBOTT LABORATORIES

OFFICERS’ CERTIFICATE PURSUANT TO
SECTIONS 3.1 AND 3.3 OF THE INDENTURE

The undersigned, Robert E. Funck, Jr., Executive Vice President, Finance and Chief Financial Officer of Abbott Laboratories (“Abbott” or the “Company”), and Karen M. Peterson, Vice President, Treasurer of the Company, hereby certify, pursuant to (i) Sections 3.1 and 3.3 of the Indenture, dated as of March 10, 2015 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and, with respect to any Security, including each series of the Notes (as defined below), by the terms and provisions of such Security established pursuant to Section 3.1 thereof (as such terms and provisions may be amended pursuant to the applicable provisions thereof), the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), (ii) the resolutions duly adopted by the Board of Directors and effective as of April 24, 2020 (the “Resolutions”), and (iii) the authority granted in the Resolutions, the following forms and terms for the series of Securities to be issued pursuant to the Indenture (capitalized terms used herein and not otherwise defined herein have the meanings specified in the Indenture):

1.             All covenants and conditions precedent provided for in the Indenture relating to the establishment of each series of Notes (as defined below) and the terms of each such series of Notes have been complied with.

2.             The Company shall issue $650,000,000 aggregate principal amount of 1.150% Notes due 2028 (the “2028 Notes”).

The Company shall issue $650,000,000 aggregate principal amount of 1.400% Notes due 2030 (the “2030 Notes,” and together with the 2028 Notes, the “Notes”).

3.             The Company shall issue and sell the Notes to Morgan Stanley & Co. LLC, Barclays Capital Inc., BofA Securities, Inc. and J.P. Morgan Securities LLC and the additional underwriters as set forth in Schedule I to the Pricing Agreement (as defined below) (collectively, the “Underwriters”) pursuant to a Pricing Agreement, dated June 22, 2020 (the “Pricing Agreement”), between the Company and the Underwriters, upon the terms and conditions set forth therein, to be issued under and in accordance with the Indenture.

4.             In addition to the other terms provided in the Indenture with respect to Securities issued thereunder, the Notes shall contain the following terms:

(a)           The title of the 2028 Notes will be the “1.150% Notes due 2028”.

The title of the 2030 Notes will be the “1.400% Notes due 2030”.

(b)           The 2028 Notes will initially be limited to $650,000,000 in aggregate principal amount.

The 2030 Notes will initially be limited to $650,000,000 in aggregate principal amount.

The Company may from time to time, without notice to or the consent of the Holders of the Notes, issue additional series of Securities under the Indenture or additional Notes of a series of Notes. Additional Notes may be consolidated and form a single series with an existing series of the Notes and have the same terms as to status, redemption or otherwise as such series of Notes (except for the issue date, the public offering price and the first payment of interest thereon), provided, however, that if such additional Notes are not fungible with the Notes of the applicable series for U.S. federal income tax purposes, such additional Notes will have a separate CUSIP number. Any reference to Notes of a series shall include any Notes of the same series issued after the date hereof.

(c)           Interest shall be payable to the persons in whose names the 2028 Notes and the 2030 Notes, as applicable, are registered at the close of business on the applicable Regular Record Date (as defined below).

(d)           The Stated Maturity of the 2028 Notes, on which date the principal thereof is due and payable, shall be January 30, 2028.

The Stated Maturity of the 2030 Notes, on which date the principal thereof is due and payable, shall be June 30, 2030.

(e)           The 2028 Notes shall bear interest at the rate of 1.150% per year, computed on the basis of a 360-day year of twelve 30-day months.

The 2030 Notes shall bear interest at the rate of 1.400% per year, computed on the basis of a 360-day year of twelve 30-day months.

(f)            Interest on the 2028 Notes and the 2030 Notes will begin to accrue on June 24, 2020.

(g)           Interest on the 2028 Notes will be payable semi-annually in arrears on January 30 and July 30 in each year and interest on the 2030 Notes will be payable semi-annually in arrears on June 30 and December 30 in each year (each an “Interest Payment Date”), commencing on January 30, 2021, in the case of the 2028 Notes, and December 30, 2020, in the case of the 2030 Notes. Interest payable on each Interest Payment Date will include interest accrued from June 24, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for. If the date on which a payment of interest or principal on the Notes is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day but no further interest will be paid in respect of the delay in such payment.

(h)           Abbott will pay interest payable on any Interest Payment Date to the person in whose name a Note (or any Predecessor Security) is registered at the close of business on (i) in the case of the 2028 Notes, the January 15 or July 15, as the case may be, next preceding such Interest Payment Date or (ii) in the case of the 2030 Notes, the June 15 or December 15, as the case may be, next preceding such Interest Payment Date (each a “Regular Record Date”), as applicable.

(i)            [Reserved].

(j)            [Reserved].

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(k)           Abbott may redeem each series of the Notes at any time prior to the applicable Par Call Date (as defined in the applicable Note) in whole or in part, in each case at Abbott’s option, on the terms set forth in the applicable Note. Abbott will not be responsible for giving notice of redemption of the Notes to anyone other than the Trustee.

(l)            The 2028 Notes and the 2030 Notes will not have the benefit of any sinking fund.

(m)          The 2028 Notes and the 2030 Notes are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof.

(n)           [Reserved].

(o)           The payment of principal of, and any premium and interest on, the 2028 Notes and the 2030 Notes shall not be determined with reference to an index or formula.

(p)           There shall be no optional currency or currency unit in which the payment of principal of, and any premium and interest on, the 2028 Notes and the 2030 Notes shall be payable.

(q)           Sections 4.1, 13.2 and 13.3 of the Indenture shall apply to the Notes; provided, that upon any redemption that requires the payment of the Applicable Premium (as defined in the applicable Note), the amount deposited shall be sufficient for purposes of the Indenture to the extent that an amount is deposited with the Trustee equal to the Applicable Premium calculated as of the date of the notice of redemption (and calculated as though the Redemption Date were the date of such notice of redemption), with any deficit as of the Redemption Date only required to be deposited with the Trustee on or prior to the Redemption Date.

(r)            The covenants set forth in Article X of the Indenture apply to the Notes.

(s)            The principal amount of the 2028 Notes and the 2030 Notes shall be payable upon declaration of acceleration pursuant to Section 5.2 of the Indenture.

(t)            The 2028 Notes and the 2030 Notes will be represented by one or more Book-Entry Securities registered in the name of The Depository Trust Company (“DTC”).

(u)           Notwithstanding the foregoing, any Notes in the form of Book-Entry Securities shall be exchangeable for Notes in definitive form registered in the name of any Person other than the Depository or its nominee, only if (i) such Depository notifies Abbott that it is unwilling or unable to continue as Depository for such Book-Entry Securities or if at any time such Depository ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in each case, Abbott does not appoint a successor within 90 days; (ii) in Abbott’s discretion at any time, Abbott determines not to have all of the Notes represented in the form of Book Entry Securities and executes and delivers to the Trustee a Company Order that such Book-Entry Securities shall be so exchangeable; or (iii) there shall have occurred and be continuing an Event of Default with respect to the Notes. Any Book-Entry Security that is exchangeable pursuant to the preceding sentence shall be exchangeable for Notes registered in such names as such Depository shall direct.

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(v)           So long as DTC or its nominee is the registered owner of a Book-Entry Security, DTC or its nominee, as the case may be, will be considered the sole owner or Holder of the Notes represented by such Book-Entry Security for all purposes under the Indenture.

(w)          Abbott will pay the principal of (and premium, if any, on) and any interest on Notes represented by Book-Entry Securities registered in the name of DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered Holder of such Book-Entry Securities.

(x)            Payment of the principal of (and premium, if any, on) and interest on any 2028 Notes or 2030 Notes in definitive form will be made at the office or agency of the Company maintained for that purpose in Chicago, Illinois, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at Abbott’s option payment of interest may be made by (1) check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or (2) wire transfer as directed by the Holder, in immediately available funds to the Holder or its nominee.

(y)           The other terms and conditions of the 2028 Notes and the 2030 Notes shall be as set forth in the Indenture.

4.             The forms of the 2028 Notes and the 2030 Notes shall be substantially as attached hereto as Exhibit A-1 and Exhibit A-2, respectively.

5.             The price at which the 2028 Notes shall be sold by the Company to the Underwriters pursuant to the Pricing Agreement shall be 98.970% of the principal amount thereof, plus accrued interest, if any, from June 24, 2020 to the time of delivery of the 2028 Notes.

The price at which the 2030 Notes shall be sold by the Company to the Underwriters pursuant to the Pricing Agreement shall be 98.117% of the principal amount thereof, plus accrued interest, if any, from June 24, 2020 to the time of delivery of the 2030 Notes.

6.             The 2028 Notes initially will be offered to the public by the Underwriters at 99.370% of the principal amount thereof, plus accrued interest, if any, from June 24, 2020 to the time of delivery of the 2028 Notes.

The 2030 Notes initially will be offered to the public by the Underwriters at 98.567% of the principal amount thereof, plus accrued interest, if any, from June 24, 2020 to the time of delivery of the 2030 Notes.

7.             Subject to the provisions of the Indenture, any officer of the Company is hereby authorized and empowered to execute the 2028 Notes and the 2030 Notes of the Company in the forms he or she deems appropriate, and to deliver such Notes to the Trustee with a written order directing the Trustee to have the Notes authenticated and delivered to such persons as such officer designates.

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8.            U.S. Bank National Association is hereby designated and appointed as Paying Agent and Securities Registrar with respect to the 2028 Notes and the 2030 Notes. Abbott may at any time designate additional paying agents or rescind the designations or approve a change in the offices where they act.

Each of the undersigned, for himself or herself, states that he or she has read and is familiar with the provisions of Article III of the Indenture relating to the issuance of Securities thereunder and the definitions relating thereto; that he or she is generally familiar with the other provisions of the Indenture and with the affairs of the Company and its corporate acts and proceedings; and that, in his or her opinion, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not the conditions referred to above have been complied with.

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Dated June 24, 2020.

By:	/s/ Robert E. Funck, Jr.
Name:	Robert E. Funck, Jr.
Title:	Executive Vice President, Finance and Chief Financial Officer

By:	/s/ Karen M. Peterson
Name:	Karen M. Peterson
Title:	Vice President, Treasurer

[Signature Page to Officers’ Certificate Pursuant to Sections 3.1 and 3.3 of Indenture]

EXHIBIT A-1

Form of 2028 Notes

ABBOTT LABORATORIES

1.150% Note due 2028

No. [_]	$[_______]

CUSIP No. 002824 BP4

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called “Abbott” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company (“DTC”), or registered assigns, the principal sum of [_______] DOLLARS ($[_______]) on January 30, 2028 and to pay interest thereon from June 24, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on January 30 and July 30 in each year, commencing on January 30, 2021 at the rate of 1.150% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15, as the case may be, next preceding such Interest Payment Date. The Company will compute the amount of interest payable on the Securities on the basis of a 360-day year of twelve 30-day months. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day but no further interest will be paid in respect of the delay in such payment.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Company will pay the principal of (and premium, if any, on) and any interest on this Security in immediately available funds to DTC or its nominee, as the case may be, as the registered Holder of such Security.

Reference is hereby made to the further provisions of this Security set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under that certain Indenture, dated as of March 10, 2015 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 3.1 thereof (as such terms and provisions may be amended pursuant to the applicable provisions thereof), the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Officers’ Certificate dated June 24, 2020 (the “Officers’ Certificate”) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Officers’ Certificate establishing the terms of the Securities pursuant to the Indenture.

The Company may redeem the Securities of this series at any time prior to the Par Call Date (as defined below) in whole or in part, in each case at the Company’s option, at a Redemption Price equal to the sum of: (1) the greater of (the “Applicable Premium”): (x) 100% of the principal amount of any Security of this series being redeemed or (y) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose that the Securities of this series matured on the Par Call Date) of principal and interest on the Securities of such series being redeemed (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield (as defined below) plus 12.5 basis points, plus (2) in either case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date on the principal amount of any Security of this series being redeemed.

In addition, the Company may redeem the Securities of this series at any time on or after the Par Call Date in whole or in part, in each case at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

If the Company exercises its right to redeem all or fewer than all of the Securities of this series, the Company will mail, or deliver electronically if such Securities are held by any Depository (including, without limitation, DTC) in accordance with such Depository’s customary procedures, not less than 10 nor more than 60 days prior to the Redemption Date to each registered Holder of the Securities of this series to be redeemed at its registered address a notice of optional redemption, which will specify the Redemption Date, the place or places where such Securities of this series are to be surrendered for payment of the Redemption Price and the Redemption Price. The Trustee will not be responsible for calculating the Redemption Price.

The Company shall, at least 30 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of the Securities of this series to be redeemed and, if applicable, of the tenor of the Securities of this series to be redeemed. In connection with any optional redemption, if any Securities are to be redeemed in part only, the notice of optional redemption will state the portion of the principal amount of the Securities to be redeemed. If any Security in definitive form is to be redeemed in part only, upon surrender of the Security in definitive form, a Security or Securities of the same series in definitive form will be issued in principal amount equal to the unredeemed portion. If any Book-Entry Security is to be redeemed in part only, the records of the Trustee shall reflect such decrease in the principal amount of such Book-Entry Security. In connection with any optional redemption, if less than all of the Securities are to be redeemed, the Trustee will select the numbers of Securities to be redeemed in part by random lot, or, if the Securities to be redeemed are represented by Book-Entry Securities, the Securities to be redeemed will be selected by DTC in accordance with its applicable procedures.

If the Company delivers a notice of optional redemption in accordance with the Indenture, the Securities or portions of Securities with respect to the notice will become due and payable on the date and at the place or places where such Securities are to be surrendered for payment of the Redemption Price stated in such notice at the applicable Redemption Price, together with interest, if any, accrued to, but excluding, the date fixed for redemption, and on and after such date (unless the Company is in default in the payment of the Securities at the Redemption Price, together with interest, if any, accrued to, but excluding, such date) interest on the Securities or portions of Securities called for redemption will cease to accrue.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the applicable Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with this Security and the Indenture.

For purposes of the optional redemption provisions of this Security, the following terms will be applicable:

“Par Call Date” means November 30, 2027 (two months prior to the Stated Maturity of the Securities of this series).

“Treasury Yield” means, with respect to any Securities being redeemed, the yield to maturity implied by (i) the yields reported as of the third Business Day prior to the Redemption Date, on (a) the Bloomberg Financial Markets News screen PX1 or the equivalent screen provided by Bloomberg Financial Markets News, or (b) if such on-line market data is not at that time provided by Bloomberg Financial Markets News, on the applicable pricing supplement opposite the caption “INVEST RATE” on Reuters on page USAUCTION10 or page USAUCTION11 (or any other page as may replace that page on that service), in any case for actively traded U.S. Treasury securities having a maturity equal to the remaining term of those Securities as of the Redemption Date, or (ii) if such yields are not reported at that time or the yields reported as of that time are not ascertainable (including by way of interpolation), the Treasury constant maturities yields reported, for the latest day for which such yields have been so reported at that time, in (a) Federal Reserve Statistical Release H.15 (519) opposite the caption “U.S. government securities/Treasury bills/secondary market” (or any comparable successor publication) or (b) if not yet published at that time, H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such yield, opposite the caption “U.S. government securities/Treasury bills/secondary market,” for actively traded U.S. Treasury securities having a constant maturity equal to the remaining term of those Securities as of such Redemption Date. Such implied yield will be determined, if necessary, by (x) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the remaining term of those Securities and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the remaining term of those Securities.

The Securities of this series will not have the benefit of a sinking fund.

If an Event of Default with respect to Securities of this series at the time Outstanding occurs and is continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder of this Security, alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ______________, 2020

ABBOTT LABORATORIES

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. Bank National Association,
As Trustee

By:
Authorized Officer

EXHIBIT A-2

Form of 2030 Notes

ABBOTT LABORATORIES

1.400% Note due 2030

No. [_]	$[_______]

CUSIP No. 002824 BQ2

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of the Depository or a nominee of the Depository. This Security is exchangeable for Securities registered in the name of a Person other than the Depository or its nominee only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository.

Unless this Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any Security issued upon registration of transfer of, or in exchange for, or in lieu of, this Security is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

ABBOTT LABORATORIES

ABBOTT LABORATORIES, a corporation duly organized and existing under the laws of Illinois (herein called “Abbott” or the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., as nominee for The Depository Trust Company (“DTC”), or registered assigns, the principal sum of [_______] DOLLARS ($[_______]) on June 30, 2030 and to pay interest thereon from June 24, 2020 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on June 30 and December 30 in each year, commencing on December 30, 2020 at the rate of 1.400% per annum, until the principal hereof is paid or made available for payment.

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 15 or December 15, as the case may be, next preceding such Interest Payment Date. The Company will compute the amount of interest payable on the Securities on the basis of a 360-day year of twelve 30-day months. If the date on which a payment of interest or principal on this Security is scheduled to be paid is not a Business Day, then that interest or principal will be paid on the next succeeding Business Day but no further interest will be paid in respect of the delay in such payment.

Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or any Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

The Company will pay the principal of (and premium, if any, on) and any interest on this Security in immediately available funds to DTC or its nominee, as the case may be, as the registered Holder of such Security.

Reference is hereby made to the further provisions of this Security set forth herein, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security is one of a duly authorized issue of Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under that certain Indenture, dated as of March 10, 2015 (as it may from time to time be supplemented or amended by one or more indentures supplemental thereto entered into pursuant to the applicable provisions thereof and, with respect to any Security, by the terms and provisions of such Security established pursuant to Section 3.1 thereof (as such terms and provisions may be amended pursuant to the applicable provisions thereof), the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture, all indentures supplemental thereto and the Officers’ Certificate dated June 24, 2020 (the “Officers’ Certificate”) reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited (subject to exceptions provided in the Indenture) to the aggregate principal amount specified in the Officers’ Certificate establishing the terms of the Securities pursuant to the Indenture.

The Company may redeem the Securities of this series at any time prior to the Par Call Date (as defined below) in whole or in part, in each case at the Company’s option, at a Redemption Price equal to the sum of: (1) the greater of (the “Applicable Premium”): (x) 100% of the principal amount of any Security of this series being redeemed or (y) the sum of the present values of the remaining scheduled payments (through the Par Call Date assuming for such purpose that the Securities of this series matured on the Par Call Date) of principal and interest on the Securities of such series being redeemed (exclusive of interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the Treasury Yield (as defined below) plus 15 basis points, plus (2) in either case, accrued and unpaid interest, if any, to, but excluding, the Redemption Date on the principal amount of any Security of this series being redeemed.

In addition, the Company may redeem the Securities of this series at any time on or after the Par Call Date in whole or in part, in each case at the Company’s option, at a redemption price equal to 100% of the principal amount of the Securities of this series to be redeemed plus accrued and unpaid interest, if any, to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

If the Company exercises its right to redeem all or fewer than all of the Securities of this series, the Company will mail, or deliver electronically if such Securities are held by any Depository (including, without limitation, DTC) in accordance with such Depository’s customary procedures, not less than 10 nor more than 60 days prior to the Redemption Date to each registered Holder of the Securities of this series to be redeemed at its registered address a notice of optional redemption, which will specify the Redemption Date, the place or places where such Securities of this series are to be surrendered for payment of the Redemption Price and the Redemption Price. The Trustee will not be responsible for calculating the Redemption Price.

The Company shall, at least 30 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date, of the principal amount of the Securities of this series to be redeemed and, if applicable, of the tenor of the Securities of this series to be redeemed. In connection with any optional redemption, if any Securities are to be redeemed in part only, the notice of optional redemption will state the portion of the principal amount of the Securities to be redeemed. If any Security in definitive form is to be redeemed in part only, upon surrender of the Security in definitive form, a Security or Securities of the same series in definitive form will be issued in principal amount equal to the unredeemed portion. If any Book-Entry Security is to be redeemed in part only, the records of the Trustee shall reflect such decrease in the principal amount of such Book-Entry Security. In connection with any optional redemption, if less than all of the Securities are to be redeemed, the Trustee will select the numbers of Securities to be redeemed in part by random lot, or, if the Securities to be redeemed are represented by Book-Entry Securities, the Securities to be redeemed will be selected by DTC in accordance with its applicable procedures.

If the Company delivers a notice of optional redemption in accordance with the Indenture, the Securities or portions of Securities with respect to the notice will become due and payable on the date and at the place or places where such Securities are to be surrendered for payment of the Redemption Price stated in such notice at the applicable Redemption Price, together with interest, if any, accrued to, but excluding, the date fixed for redemption, and on and after such date (unless the Company is in default in the payment of the Securities at the Redemption Price, together with interest, if any, accrued to, but excluding, such date) interest on the Securities or portions of Securities called for redemption will cease to accrue.

Notwithstanding the foregoing, installments of interest on the Securities of this series that are due and payable on Interest Payment Dates falling on or prior to the applicable Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Regular Record Dates in accordance with this Security and the Indenture.

For purposes of the optional redemption provisions of this Security, the following terms will be applicable:

“Par Call Date” means March 30, 2030 (three months prior to the Stated Maturity of the Securities of this series).

“Treasury Yield” means, with respect to any Securities being redeemed, the yield to maturity implied by (i) the yields reported as of the third Business Day prior to the Redemption Date, on (a) the Bloomberg Financial Markets News screen PX1 or the equivalent screen provided by Bloomberg Financial Markets News, or (b) if such on-line market data is not at that time provided by Bloomberg Financial Markets News, on the applicable pricing supplement opposite the caption “INVEST RATE” on Reuters on page USAUCTION10 or page USAUCTION11 (or any other page as may replace that page on that service), in any case for actively traded U.S. Treasury securities having a maturity equal to the remaining term of those Securities as of the Redemption Date, or (ii) if such yields are not reported at that time or the yields reported as of that time are not ascertainable (including by way of interpolation), the Treasury constant maturities yields reported, for the latest day for which such yields have been so reported at that time, in (a) Federal Reserve Statistical Release H.15 (519) opposite the caption “U.S. government securities/Treasury bills/secondary market” (or any comparable successor publication) or (b) if not yet published at that time, H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such yield, opposite the caption “U.S. government securities/Treasury bills/secondary market,” for actively traded U.S. Treasury securities having a constant maturity equal to the remaining term of those Securities as of such Redemption Date. Such implied yield will be determined, if necessary, by (x) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (y) interpolating linearly between (1) the actively traded U.S. Treasury security with a maturity closest to and greater than the remaining term of those Securities and (2) the actively traded U.S. Treasury security with a maturity closest to and less than the remaining term of those Securities.

The Securities of this series will not have the benefit of a sinking fund.

If an Event of Default with respect to Securities of this series at the time Outstanding occurs and is continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall, without the consent of the Holder of this Security, alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in denominations of $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: ______________, 2020

ABBOTT LABORATORIES

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

U.S. Bank National Association,
As Trustee

By:
Authorized Officer